UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):August 7, 2008 (August 6, 2008)

Nationwide Financial Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12785	31-1486870
(Commission File Number)	(I.R.S. Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

(614) 249-7111

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

MERGER AGREEMENT

Nationwide Financial Services, Inc. (“NFS”), a Delaware corporation, has entered into an Agreement and Plan of Merger, dated as of August 6, 2008 (the “Merger Agreement”), with Nationwide Mutual Insurance Company, an Ohio mutual insurance company (“NWM”), Nationwide Corporation, an Ohio corporation (“NWC”), and NWM Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of NWC (the “Merger Sub”), pursuant to which the Merger Sub will merge with and into NFS (the “Merger”), with NFS continuing its corporate existence under the laws of the State of Delaware as a wholly-owned subsidiary of NWC.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Class A common stock of NFS, par value $0.01 per share, (other than (i) shares in respect of which dissenter’s rights are perfected and (ii) shares held by NWM, NWC, Nationwide Mutual Fire Insurance Company, Merger Sub, the Company or any wholly-owned subsidiary of the Company) shall be cancelled and shall be converted automatically into the right to receive $52.25 per share in cash.

The Merger Agreement contains representations, warranties and covenants of NFS, NWM, NWC and the Merger Sub, including among others, covenants by NFS concerning the conduct of its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

Subject to certain limitations, if NFS’ board of directors determines in good faith that an alternative proposal meeting specified criteria would be more favorable to NFS’ minority stockholders than the Merger and would be reasonably likely to be consummated on its terms, then NFS’ board of directors may, prior to securing stockholder approval of the Merger, withdraw or modify its approval or recommendation of the Merger and/or approve or recommend the alternative proposal or terminate the Merger Agreement and concurrently cause NFS to enter into an acquisition agreement with respect to such alternative proposal.

The consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions, including, without limitation, (i) the approval of the transaction by the affirmative vote of a majority of the outstanding voting power of NFS’ common stock entitled to vote thereon, voting together without regard to class, to adopt the Merger Agreement and (ii) the receipt of required regulatory approvals. NWM, NWC and their respective affiliates (who collectively hold 95.2% of the combined voting power of all the outstanding common stock of NFS) have indicated that they will be voting to approve the Merger.

The foregoing description of the Merger Agreement is only a summary and does not purport to be complete. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed Merger constitute “forward-looking statements” under the federal securities laws.

These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) the possibility that the Merger will not close or that the closing will be delayed; (ii) NFS’ primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the NFS’ subsidiaries to pay such dividends; (iii) the potential impact on the NFS’ reported net income and related disclosures that could result from the adoption of certain accounting and/or financial reporting standards issued by the Financial Accounting Standards Board, the United States Securities and Exchange Commission (the “SEC”) or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments, and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of DAC and/or value of business acquired, reduction in separate account assets or a reduction in the demand for NFS’ products; (xi) reduction in the value of NFS’ investment portfolio as a result of changes in interest rates and yields in the market as well as geopolitical conditions and the impact of political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in NFS’ investment portfolio specifically; (xii) general economic and business conditions that are less favorable than expected; (xiii) competitive, regulatory or tax changes that affect the cost of, or demand for, NFS’ products; (xiv) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xvi) deviations from assumptions regarding future persistency, mortality (including as a result of the outbreak of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing NFS’ products; (xvii) adverse litigation results and/or resolution of litigation and/or arbitration, investigation and/or inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

ADDITIONAL INFORMATION

In connection with the proposed Merger, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the Merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett, Vice President – Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the Merger. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01 - Financial Statements and Exhibits.

(c)	Exhibits.

Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of August 6, 2008, by and among Nationwide Mutual Insurance Company, Nationwide Corporation, NWM Merger Sub, Inc., and Nationwide Financial Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Timothy G. Frommeyer
Name:	Timothy G. Frommeyer
Title:	Senior Vice President – Chief Financial Officer

Dated: August 7, 2008

Exhibit Index

Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of August 6, 2008, by and among Nationwide Mutual Insurance Company, Nationwide Corporation, NWM Merger Sub, Inc., and Nationwide Financial Services, Inc.